SmartFinancial Inc. Announces Acquisition of Tennessee Bancshares, Inc. December 12, 2017 Exhibit 99.2

Important Information for Investors and Shareholders In connection with the proposed merger, SmartFinancial, Inc. (“SmartFinancial”) will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will contain the proxy statement of Tennessee Bancshares, Inc. (“Tennessee Bancshares”) and a prospectus of SmartFinancial. Shareholders of Tennessee Bancshares are encouraged to read the registration statement, including the proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the merger, Tennessee Bancshares, and SmartFinancial. After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be mailed to all Tennessee Bancshares shareholders and will be available for free on the SEC’s website (www.sec.gov). The proxy statement/prospectus will also be made available for free by contacting Billy Carroll at 865.868.0613. This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SmartFinancial, Tennessee Bancshares, their directors and executive officers, and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SmartFinancial is set forth in SmartFinancial’s proxy statement for its 2017 annual shareholders meeting. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Important Information 2

Important Information 3 Forward Looking Statement Disclosure Certain of the statements made in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief, or current expectations of SmartFinancial’s management regarding the company’s strategic direction, prospects, future results, and benefits of the merger, are subject to numerous risks and uncertainties. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customers, suppliers or employee relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of the two companies’ businesses, (5) the failure of Tennessee Bancshares’s shareholders to approve the merger, (6) the amount of the costs, fees, expenses and charges related to the merger, (7) the ability to obtain required governmental approvals of the proposed terms of the merger, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the failure of the closing conditions to be satisfied, (10) the risk that the integration of Tennessee Bancshares’s operations with SmartFinancial will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by SmartFinancial’s issuance of additional shares of its common stock in the merger and (13) general competitive, economic, politics of and market conditions. Additional factors which could affect the forward looking statements can be found in SmartFinancial’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with or furnished to the SEC and available on the SEC’s website at http://www.sec.gov. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Transactio n Overview Acquisition Overview Company Overview Transaction Rationale Transaction Terms Key Transaction Assumptions 4

Acquisition Overview Source: S&P Global Market Intelligence  By closing, the combined company is expected to be approximately $2B in total assets  Accelerates the company towards a 1%+ ROAA target in 2019  Positioned to add deposit market share in several Southeast growth markets, with additional nearby attractive markets remaining  This transaction marks the management team’s fifth consolidation, making the company one of the most experienced acquirers in its asset size range  Strong step forward in the quest to become “The Southeast’s next great community banking franchise” 5

Company Overview Source: S&P Global Market Intelligence ALABAMA Nashville Huntsville Chattanooga Knoxville TENNESSEE 6  Solid base in home Tullahoma market that has supported recent expansion into three growth markets (Chattanooga, Huntsville and Murfreesboro)  Near 1% ROAA and solid credit quality = strong operator Consolidated financials are SMBK estimates based on the 9/30/17 call report data of Southern Community Bank and the 6/30/17 FRY-9SP of Tennessee Bancshares Tennessee Bancshares, Inc. Headquarters Tullahoma, TN CEO William L. Yoder Number of Directors 7 Dollars in Thousands (Consolidated as of 9/ 30/ 17) Total Assets 243,950 Net Loans 193,642 Total Deposits 210,107 Equity 22,919 Tangible Common Equity 21,348 Net Income, 2016 1,729 Net Income, YTD 1,889 Percentages (Bank Level, Twelve Months Ended 9/ 30/ 17) ROAA 0.94 ROAE 9.25 Net Interest Margin 3.88 Noninterest Income/Avg Assets 0.52 Efficiency Ratio 58.98 NPAs/Assets 0.59 TCE Ratio 10.36 Bank Leverage Ratio 9.93 Bank Total Risk-Based Capital 12.69

Key management of Tennessee Bancshares will remain with SMBK Conservative credit culture Complementary business lines that are easily integrated Attractive financial transaction with strong geographic fit Good mix of consolidation opportunities and growth market expansion Assists company in achievement of 1%+ ROAA run rate target Transaction Rationale 7 10% EPS accretion projected in 2019 Less than 2.5 years to earn back TBV dilution (crossover method) Preservation of strong capital position and balance sheet Extends footprint further into Tennessee and Alabama Improves market share position in Chattanooga Entry into the Nashville-Davidson-Murfreesboro-Franklin, TN and Huntsville, AL MSAs Financially Attractive Low Risk Strategic Markets & Growth Sources: Definitive Agreement, SMBK

Transaction Terms(1) 8 Consideration 100% stock Exchange Ratio 0.8065 fixed exchange ratio Implied Announced Price per Share2 $17.57 Aggregate Announced Transaction Value2 $31.8 million Board Representation Clifton N. Miller (Tennessee Bancshares director) to be appointed to SMBK board Management Retention Tennessee Bancshares CEO and other key executives to maintain senior positions with SMBK Required Approvals Tennessee Bancshares shareholders and customary regulatory approvals Estimated Transaction Multiples3 Price/LTM EPS: 13.8x Price/ TBVPS: 149.1% TBV Dilution Earn Back: < 2.5 Years (crossover method) Expected Closing 2nd Quarter 2018 Termination Fee $1.3 million Sources: Definitive Agreement, SMBK (2) Based on SMBK’s stock price of $21.79 as of 12/11/17 (3) Based on SMBK estimates of unaudited consolidated financials of Tennessee Bancshares as of 9/30/17 (1) Exclusive of contingent one-time, special dividend of up to $0.70 per share (approximately $1.27 million in the aggregate) to be paid to Tennessee Bancshares shareholders subject to the satisfaction of certain conditions

Key Transaction Assumptions 9 Expected Savings Merger & Integration Costs Purchase Accounting & Other Adjustments Pro Forma Capital  Approximately $2.3 million in pre-tax merger expenses  1.75% pre-tax opportunity cost of cash  Day 1 Total Equity of $238 million  9.7% Day 1 TCE Ratio  Total credit mark of $9.0 million(1)  20.0% on adjusted nonperforming loans  4.3% on performing loans  20.0% on OREO  1.15% mark on FHLB advances  Cost savings target = 30% of seller’s annual expense base  50% realized in 2018  100% realized thereafter Sources: Definitive Agreement, SMBK (1)$9.0mm credit mark may be lower if certain assets are disposed of prior to closing, with a dividend paid to Tennessee Bancshares shareholders (footnote on slide 8) that would be neutral to slightly positive to transaction metrics

Market Highlights Chattanooga, TN Huntsville, AL Murfreesboro, TN Tullahoma, TN 10

Chattanooga Major Employers Selected Data: Chattanooga, TN MSA Market Highlights  In 2011, Volkswagen Group of America opened an auto manufacturing plant in Chattanooga. The plant employs 3,200 and supports more than 9,500 indirect supplier employees  In 2017, Volkswagen announced that it is spending $600 million to expand its Chattanooga factory increasing their workforce by 4,500 employees  McKee Foods Corp. plans to invest $102 million in its manufacturing plant  Whirlpool Corp. opened a new $120 million plant in the Chattanooga area in 2012  Chattanooga has a 10-gigabit network that is making it one of America’s most tech start-up friendly cities, according to Fortune Total Population: (Actual) 552,944 Proj. 5 Year Population Growth: 3.81% Median HH Income: $49,405 Proj. HH 5 Year Income Growth: 7.57% Total Market Deposits: ($B) $9.4 Market YoY Deposit Growth: 3.98% Financial data as of 2016; Demographic data as of 2017 Sources: Chattanooga Times Free Press, Volkswagen Group of America, Olin Corporation, Wacker Chemie AG, Hamilton County Chamber of Commerce, S&P Global Market Intelligence 11

Huntsville Major Employers Selected Data: Huntsville, AL MSA Market Highlights  Huntsville is nicknamed “Rocket City” because of its long and significant role in the U.S. space and missile programs, with the city at the forefront in developing space technology  Huntsville is one of the 40 fastest growing metropolitan areas in the United States  Huntsville GDP growth is among the Top 10 major metropolitan areas in the country  Huntsville GDP accounts for 25% of Alabama’s total GDP, and the 33,700 added new net jobs accounts for 88% of Alabama’s total growth Total Population: (Actual) 451,892 Proj. 5 Year Population Growth: 4.44% Median HH Income: $59,376 Proj. HH 5 Year Income Growth: 4.34% Total Market Deposits: ($B) $7.5 Market YoY Deposit Growth: 7.80% Financial data as of 2016; Demographic data as of 2017 Sources: Huntsville Chamber of Commerce, S&P Global Market Intelligence 12

Murfreesboro Total Population: (Actual) 310,750 Proj. 5 Year Population Growth: 9.01% Median HH Income: $56,936 Proj. HH 5 Year Income Growth: 2.89% Total Market Deposits: ($B) $3.7 Market YoY Deposit Growth: 6.27% Major Employers Selected Data: Rutherford County  Top 10 fastest-growing large cities in the U.S. according to the U.S. Census Bureau, 2016  Rutherford County is projected to be the second fastest growing county in TN and has the third lowest unemployment rate  Nissan owns a six million square foot auto and battery manufacturing plant in nearby Smyrna, TN that employs 8,400  Home to Middle Tennessee State University, one of the largest undergraduate universities in the state with approximately 23,000 students  General Mills is investing $250 million to expand its operations in Murfreesboro, creating 117 jobs in Rutherford county Market Highlights Deposit data as of 2016; Demographic data as of 2017 Sources: Rutherford County Chamber of Commerce, Nissan Group, The Nashville Area Chamber of Commerce, WalletHub.com, S&P Global Market Intelligence 13

14 Tullahoma Selected Data: Tullahoma-Manchester, TN MSA Major Employers  Tullahoma is a leader in the aerospace and technology industries and serves as a hub for medical and retail services  Tullahoma is ranked as the #1 “Micropolitan” city in the state of TN  Among the 20 Micropolitan Statistical Areas in TN, Tullahoma ties for the state’s second lowest unemployment rate  Presence of Arnold Air Force Base, University of Tennessee’s Space Institute, and a variety of aerospace companies broadens Tullahoma’s employment base  Located in close proximity to the Jack Daniel’s and George Dickel distilleries Market Highlights Total Population: (Actual) 102,873 Proj. 5 Year Population Growth: 3.09% Median HH Income: $44,044 Proj. HH 5 Year Income Growth: 7.47% Total Market Deposits: ($B) $1.5 Market YoY Deposit Growth: 4.23% Deposit data as of 2016; Demographic data as of 2017 Sources: Tullahoma Chamber of Commerce, S&P Global Market Intelligence

Pro Forma Company Pro Forma Footprint & Highlights Combined Leadership Team Pro Forma Loan Composition Pro Forma Deposit Composition 15

Pro Forma Footprint and Highlights



Nashville
TENNESSEE
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
ALABAMA
Montgomery
Pensacola
Tallahassee
FLORIDA

Pro Forma Highlights

Assets ($mm)	1,891
Net Loans ($mm)	1,479
Deposits ($mm)	1,608
TCE ($mm)	203
Branches	26
Loans/Deposits	92%
Market Cap ($mm)	273.8

Pro forma balance sheet based on unaudited consolidated financials of SmartFinancial as of 9/30/17, call report for Capstone Bank as of 9/30/17, FRY-9SP for Capstone Bancshares as of 6/30/17, and SMBK estimates of unaudited consolidated financials of Tennessee Bancshares as of 9/30/17. Numbers exclude purchase accounting adjustments

- SMBK Branches (including Capstone)
- Tennessee Bancshares Branches

Pricing data as of 12/11/17 close
Source: S&P Global Market Intelligence

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SmartFinancial, Inc.

Combined Leadership Team 13 SMBK Directors 1 Tennessee Bancshares Director Billy Carroll (Chief Executive Officer) C. Bryan Johnson (Chief Financial Officer) Rhett Jordan (Chief Credit Officer) Gary Petty (Chief Risk Officer) Greg Davis (Chief Lending Officer) Diane Short (Chief HR Officer) Bill Yoder (Chief Banking Officer) Miller Welborn (Chairman of the Board) Board of Directors Executive Leadership 17

Pro Forma Loan Composition Source: S&P Global Market Intelligence 18 All data is bank level for the quarter ended September 30, 2017 SmartBank balances are pro forma for Capstone Bank acquisition Numbers exclude purchase accounting adjustments Dollars in Thousands (Bank Level) ADC 133,675 10.3% 34,118 17.4% 167,793 11.2% 1-4 Family 287,519 22.2% 51,911 26.5% 339,430 22.7% Owner-Occupied CRE 268,042 20.7% 36,252 18.5% 304,294 20.4% Other CRE 287,572 22.2% 30,377 15.5% 317,949 21.3% Commercial & Industrial 207,263 16.0% 29,498 15.1% 236,761 15.9% Other 112,450 8.7% 13,645 7.0% 126,095 8.4% Gross Loans 1,296,521 100.0% 195,801 100.0% 1,492,322 100.0% Southern Community Bank Avg. Yield on Loans: 5.10% SmartBank + Capstone Bank Southern Community Bank Combined SmartBank + Capstone Bank Combined Avg. Yield on Loans: 5.15% Avg. Yield on Loans: 5.11% ADC 10% 1-4 22% Owner CRE 21% Other CRE 22% C& I 16% Other 9% ADC 17% 1-4 26% Owner CRE 19% Other CRE 16% C& I 15% Other 7% ADC 11% 1-4 23% Owner CRE 20% Other CRE 21% C& I 16% Other 9%

Pro Forma Deposit Composition Source: S&P Global Market Intelligence 19 All data is bank level for the quarter ended September 30, 2017 SmartBank balances are pro forma for Capstone Bank acquisition Numbers exclude purchase accounting adjustments Dollars in Thousands (Bank Level) Demand Deposits 233,632 16.5% 23,865 11.4% 257,497 15.9% NOW and Other Transaction 221,179 15.7% 16,789 8.0% 237,968 14.7% MMDA & Savings 498,419 35.3% 52,118 24.8% 550,537 33.9% Retail CDs 351,456 24.9% 88,446 42.1% 439,902 27.1% Jumbo CDs 107,949 7.6% 28,889 13.7% 136,838 8.4% Total Deposits 1,412,635 100.0% 210,107 100.0% 1,622,742 100.0% Southern Community Bank Avg. Cost of Deposits: 0.59% CombinedSmartBank + Capstone Bank Avg. Cost of Deposits: 0.79% Avg. Cost of Deposits: 0.62% SmartBank + Capstone Bank Southern Community Bank Combined Demand 16% Other Transaction 16% MMDA & Savings 35% Retail CD 25% Jumbo CD 8% Demand 11% Other Transaction 8% MMDA & Savings 25% Retail CD 42% Jumbo CD 14% Demand 16% Other Transaction 15% MMDA & Savings 34% Retail CD 27% Jumbo CD 8%

Appendix Comprehensive Due Diligence Overview Investor Contacts 20

Comprehensive Due Diligence Overview Broad due diligence process Thorough review of credit files, underwriting methodology, process and policy Reviewed 71% of the total dollar amount of Tennessee Bancshares loans outstanding (all loans >$350,000) In-depth review of cost savings items Credit diligence resulted in a gross $9 million credit mark 21

Investor Contacts Billy Carroll President & CEO 865.868.0613 billy.carroll@smartbank.com Miller Welborn SmartFinancial, Inc. 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Chairman 423.385.3067 miller.welborn@smartbank.com 22